UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 5, 2007

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                         THE BEAR STEARNS COMPANIES INC.
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             (Exact Name of Registrant as Specified in its Charter)

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         DELAWARE                File No. 1-8989              13-3286161
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification Number)
     of Incorporation)

                  383 Madison Avenue, New York, New York 10179
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 272-2000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 5, 2007, Warren J. Spector resigned from his positions as president and co-chief operating officer, member of the Executive Committee, member of the Management and Compensation Committee, member of the Board of Directors of The Bear Stearns Companies Inc. (the "Company"), and all other officer, director and committee memberships of the Company and its affiliates. Mr. Spector will remain an employee with the Company, with the title of Senior Managing Director.

The Company has not entered into an agreement with Mr. Spector regarding the terms of his departure at this time. Should the Company enter into any agreement or arrangement with Mr. Spector regarding his departure from the Company, such agreement or arrangement will be disclosed in a subsequent filing.

(c) On August 5, 2007, the Company announced that, effective immediately, Alan
D. Schwartz was appointed the Company's sole president, and Samuel L. Molinaro, Jr. was appointed chief operating officer in addition to his current duties as chief financial officer.

Alan D. Schwartz, age 57, joined Bear Stearns in 1976. He became executive vice president and head of the Investment Banking Division in 1985. Mr. Schwartz was named president and co-chief operating officer in June 2001. Mr. Schwartz has also served as a director of the Company from 1987 until 1996 and from 1999 until present and he is a member of the Company's Executive Committee.

Samuel L. Molinaro Jr., age 50, executive vice president and chief financial officer, joined the company in 1986. In 1996, Mr. Molinaro was promoted to the position of chief financial officer and in 2002 was named a member of the Company's Executive Committee.

There are no material plans, contracts or arrangements, nor any material amendments to any existing plans, contracts or arrangements between Messrs. Schwartz or Molinaro, respectively, and any other persons in connection with Messrs. Schwartz's or Molinaro's appointments disclosed in this Form 8-K.

The information required by Item 5.02(c)(2) of Form 8-K, with respect to Item 404(a) of Regulation S-K (requiring disclosure of certain related party transactions) is contained under the caption "Certain Transactions" in the Proxy Statement. All of the required information is incorporated herein by reference to the Proxy Statement.

Item 9.01. Financial Statements and Exhibits

Exhibit No.       Description
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99.1              Press Release entitled "Bear Stearns Announces Management
                  Changes" dated August 5, 2007.

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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         THE BEAR STEARNS COMPANIES INC.


                                     By:   /s/ Jeffrey M. Farber
                                        -------------------------------------
                                        Name:  Jeffrey M. Farber
                                        Title: Senior Vice President - Finance,
                                               Controller
                                               (Principal Accounting Officer)

Dated: August 9, 2007